Exhibit 10.5

EXECUTION COPY

SECOND AMENDING AGREEMENT
RE: SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS AGREEMENT made as of the 1st day of August, 2013.

BETWEEN:

THE BANK OF NOVA SCOTIA,

a Canadian chartered bank

(herein, in its capacity as administrative agent of the Lenders, called the “Agent”)

— and —

THE BANK OF NOVA SCOTIA,
CANADIAN IMPERIAL BANK OF COMMERCE,
ROYAL BANK OF CANADA,
BANK OF MONTREAL,
THE TORONTO-DOMINION BANK,
HSBC BANK CANADA,
NATIONAL BANK OF CANADA,
BANK OF TOKYO-MITSUBISHI UFJ (CANADA),
BANK OF AMERICA, N.A., CANADA BRANCH,
MORGAN STANLEY BANK, N.A., CAISSE CENTRALE DESJARDINS AND WELLS FARGO BANK, NATIONAL ASSOCIATION

(herein, in their capacities as lenders to the Borrower, collectively called the “Lenders” and individually called a “Lender”)

— and —

FORTIS INC.,

a corporation incorporated under the laws of the Province of Newfoundland and Labrador

(herein called the “Borrower”)

WHEREAS, pursuant to a second amended and restated credit agreement made as of August 9, 2011 among the Borrower, the Agent and the Lenders as amended by a first amending agreement thereto made as of July 5, 2012 (collectively, the “Credit Agreement”), the Lenders have established a certain credit facility in favour of the Borrower;

AND WHEREAS, pursuant to an Accordion Notice dated April 4, 2012 addressed to the Agent, the Borrower requested that the amount of the Credit Facility be increased by $200,000,000;

AND WHEREAS, pursuant to an Accordion Agreement dated as of May 2, 2012, Caisse Centrale Desjardins and Wells Fargo, National Associastion became Lenders under the Credit Agreement;

AND WHEREAS the parties hereto wish to amend certain provisions of the Credit Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the mutual covenants and agreements contained herein, the parties covenant and agree as follows:

ARTICLE 1
DEFINED TERMS

1.1                                                                               Capitalized Terms

All capitalized terms which are used herein without being specifically defined herein shall have the meaning ascribed thereto in the Credit Agreement as amended hereby.

ARTICLE 2
AMENDMENTS

2.1                                                                               General Rule

Subject to the terms and conditions herein contained, the Credit Agreement is hereby amended to the extent necessary to give effect to the provisions of this agreement and to incorporate the provisions of this agreement into the Credit Agreement.

2.2                                                                               Maturity Date

Section 1.1 of the Credit Agreement is hereby amended by deleting the reference to “July 30, 2015” in the definition of “Maturity Date” and substituting “July 30, 2018” therefor.

2.3                                                                               Material Subsidiaries

Schedule D of the Credit Agreement is hereby deleted and replaced in its entirety by Schedule D attached to this agreement.

2.4                                                                               Applicable Margin

Schedule I of the Credit Agreement is hereby deleted and replaced in its entirety by Schedule I attached to this agreement.  For certainty, the changes in the interest rate margins and fee rates contemplated in the table set out in the attached Schedule I shall, in the case of acceptance fees or LIBOR Loans, not be effective for that portion of the remaining term of any outstanding Bankers’ Acceptances, BA Rate Loan or LIBOR Loan but shall only be effective on the last day of any such term.

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2.5                                                                               Deliveries Pursuant to Credit Agreement

For the purposes of the Credit Agreement, this agreement and any document or instrument referred to herein shall be deemed to be delivered pursuant to the Credit Agreement and to be referred to in the Credit Agreement.

ARTICLE 3
 REPRESENTATIONS AND WARRANTIES

3.1                                                                               Representations and Warranties

To induce the Lenders and the Agent to enter into this agreement, the Borrower hereby represents and warrants to the Lenders and the Agent that the representations and warranties of the Borrower which are contained in Section 10.1 of the Credit Agreement are true and correct on the date hereof as if made of the date hereof and that, as of the date hereof, no Material Adverse Change has occurred since June 30, 2013.  This representation and warranty is given solely as of the date of this agreement and the provisions of Section 12.1(c) of the Credit Agreement do not apply to the representations and warranties in this Section 3.1.

ARTICLE 4

CONDITIONS PRECEDENT TO EFFECTIVENESS OF AGREEMENT

4.1                                                                               Conditions Precedent

This agreement shall not become effective until the following conditions precedent are fulfilled:

(a)                                 the Borrower shall have paid to the Administrative Agent, on behalf of each Lender, the extension fee referred to in Section 5.1; and

(b)                                 this agreement shall be executed and delivered by the Borrower, the Administrative Agent and the Lenders.

ARTICLE 5
 MISCELLANEOUS

5.1                                                                               Extension Fee

On the execution and delivery of this agreement, the Borrower shall pay to each Lender an extension fee equal to its respective Individual Commitment multiplied by 0.135% (13.5 basis points) for an aggregate extension fee of $1,350,000.  Each such payment is non-refundable and fully-earned upon execution of this agreement.

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5.2                                                                               Future References to the Credit Agreement

On and after the date of this agreement, each reference in the Credit Agreement to “this agreement”, “hereunder”, “hereof”, or words of like import referring to the Credit Agreement and each reference in any related document to the “Credit Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.  The Credit Agreement, as amended hereby, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

5.3                                                                               Governing Law

This agreement shall be governed by and construed in accordance with the Laws of the Province of Ontario and the federal Laws of Canada applicable therein.

5.4                                                                               Enurement

This agreement shall enure to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns.

5.5                                                                               Conflict

If any provision of this agreement is inconsistent or conflicts with any provision of the Credit Agreement, the relevant provision of this agreement shall prevail and be paramount.

5.6                                                                               Further Assurances

The Borrower shall do, execute and deliver or shall cause to be done, executed and delivered all such further acts, documents and things as the Agent may reasonably request for the purpose of giving effect to this agreement and to each and every provision hereof.

5.7                                                                               Counterparts

This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF the parties hereto have executed and delivered this agreement on the date first above written.

FORTIS INC.

By:	/s/ Barry V. Perry
Name: Barry V. Perry
Title: Vice President, Finance and Chief Financial Officer

By:	/s/ Ronald W. McCabe
Name: Ronald W. McCabe
Title: Vice President, General Counsel and Corporate Secretary

THE BANK OF NOVA SCOTIA as Agent

By:	/s/ Robert Boomhour
Name: Robert Boomhour
Title: Director

By:	/s/ Clement Yu
Name: Clement Yu
Title: Associate Director

THE BANK OF NOVA SCOTIA as Lender

By:	/s/ Bradley Walker
Name: Bradley Walker
Title: Director

By:	/s/ Rob Bridge
Name: Rob Bridge
Title: Associate Director

CANADIAN IMPERIAL BANK OF COMMERCE

By:	/s/ Siddharth Samarth
Name: Siddharth Samarth
Title: Director

By:	/s/ Peter Dimakarakos
Name: Peter Dimakarakos
Title: Executive Director

ROYAL BANK OF CANADA

By:	/s/ Timothy P. Murray
Name: Timothy P. Murray
Title: Authorized Signatory

By:
Name:
Title:

BANK OF MONTREAL

By:	/s/ Sean P. Gallaway
Name: Sean P. Gallaway
Title: Vice President

By:
Name:
Title:

THE TORONTO-DOMINION BANK

By:	/s/ Stephen O’Neill
Name: Stephen O’Neill
Title: Vice President

By:	/s/ Gary Nevison
Name: Gary Nevison
Title: Managing Director

HSBC BANK CANADA

By:	/s/ Casey Coates
Name: Casey Coates
Title: Director, Global Banking

By:	/s/ My Le
Name: My Le
Title: Vice President, Global Banking

NATIONAL BANK OF CANADA

By:	/s/ John Niedermier
Name: John Niedermier
Title: Authorized Signatory

By:	/s/ Greg Steidl
Name: Greg Steidl
Title: Authorized Signatory

BANK OF TOKYO-MITSUBISHI UFJ (CANADA)

By:	/s/ Kaiser Islam
Name: Kaiser Islam
Title: Director

By:
Name:
Title:

BANK OF AMERICA, N.A., CANADA BRANCH

By:	/s/ James K.G. Campbell
Name: James K.G. Campbell
Title: Director

By:
Name:
Title:

MORGAN STANLEY BANK, N.A.

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

By:
Name:
Title:

CAISSE CENTRALE DESJARDINS

By:	/s/ Michel Voyer
Name: Michel Voyer
Title: Director

By:	/s/ Antoine Avril
Name: Antoine Avril
Title: Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Patrick McCue
Name: Patrick McCue
Title: Managing Director